                                                                EXHIBIT 10.8.2


[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED PURSUANT TO AN ORDER GRANTING CONFIDENTIAL TREATMENT ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998.

                                  FIRST ADDENDUM TO
                       JOINT DEVELOPMENT AND LICENSE AGREEMENT

          THIS IS A FIRST ADDENDUM TO THAT CERTAIN JOINT DEVELOPMENT AND LICENSE AGREEMENT DATED AUGUST 20, 1993, (the "ORIGINAL AGREEMENT") among Nintendo Co., Ltd. ("NCL"), Nintendo of America Inc. ("NOA") (NCL and NOA are collectively referred to as "COMPANY"), Silicon Graphics, Inc., and MIPS Technologies, Inc. (collectively referred to as "SGI").

NOW, THEREFORE, the parties hereby agree as follows:

     1. DEFINITIONS. The definitions in the Original Agreement are hereby incorporated by reference in this FIRST ADDENDUM.


     2. BUDGET. SGI has advised the Company that the budget for SGI's work under the Development Plan is XXXXXX (the "BUDGET"). The Budget represents SGI's good faith calculation of its actual costs to complete its work under the Development Plan which includes, but is not limited to, SGI's costs of personnel resources, equipment costs for experimentation, development and CAD tools. The Budget is stated as a flat fee (fixed fee) for the completion of SGI's work under the Development Plan. Company hereby accepts the Budget and shall make payment to SGI in accordance with Schedule B. SGI acknowledges that the Company has already paid XXXXXXX of the Budget.

     3. DEVELOPMENT PLAN. The parties agree to the Development Plan set forth on Schedule A. The parties acknowledge that Section 4.4 of the Original Agreement requires that the parties use "reasonable efforts" to develop the Developed Technology substantially in accordance with the Development Plan attached as Schedule A, or any revised Development Plan agreed upon by the parties, including any applicable target dates.

          Except as set forth herein, the Original Agreement is hereby ratified and confirmed.

NINTENDO CO., LTD.                      NINTENDO OF AMERICA INC.


By: /s/ Mr. Hiroshi Yamauchi            By: /s/ Mr. Minoru Arakawa
                                        --------------------------
     Mr. Hiroshi Yamauchi               Mr. Minoru Arakawa
     President                          President
     February 4, 1994                   February 5th, 1994

SILICON GRAPHICS, INC.                  MIPS TECHNOLOGIES, INC.

By /s/ Wei Yen                          By: /s/ Wei Yen
                                        ---------------
Name: Wei Yen                           Name: Wei Yen
Title: Senior Vice President            Title: Chairman of the Board
February 4 , 1994                       February 4 , 1994

Attachments:   Schedules A, A-1, and B.





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

[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED PURSUANT TO AN ORDER GRANTING CONFIDENTIAL TREATMENT ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998.

                      (7 pages of Schedule A have been redacted)
                     (4 pages of Schedule A1 have been redacted)









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

[XXXXXX]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED PURSUANT TO AN ORDER GRANTING CONFIDENTIAL TREATMENT ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998.

                                      SCHEDULE B


DEVELOPMENT FEE     ADVANCE       TOTAL          TO BE PAID
                    ROYALTY                          ON
1.  XXXXXX           XXXXXX      XXXXXX         Already Paid

2.  XXXXXX           XXXXXX      XXXXXX         February 8, 1994

3.  XXXXXX           XXXXXX      XXXXXX         May 1, 1994

4.  XXXXXX           XXXXXX      XXXXXX         August 1, 1994

5.  XXXXXX           XXXXXX      XXXXXX         November 1, 1994

6.  XXXXXX           XXXXXX      XXXXXX         February 1, 1995

7.  XXXXXX           XXXXXX      XXXXXX         May 1, 1995
    ------           ------      ------         -----------

TOTAL: XXXXXX        XXXXXX*     XXXXXX


* NCL will make XXXXXX withholding on the advance royalty, so only XXXXXX will be received by SGI.








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